February 4, 2005


                               THE ARBITRAGE FUNDS
                 Supplement to Prospectus dated October 1, 2004


                RE-OPENING OF THE ARBITRAGE FUND TO ALL INVESTORS


THE SECTION ON THE FRONT COVER DISCUSSING THE FUND BEING CLOSED TO NEW INVESTORS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

     Effective February 4, 2005, the Fund's Class R shares (ARBFX) and Class I shares (ARBNX) are available for purchase by all investors.


THE FOLLOWING REPLACES THE SECTION "HOW TO PURCHASE SHARES--CLOSING OF THE FUND" ON PAGE 10 OF THE PROSPECTUS:

     The Fund is a no-load Fund. This means that shares (Class R and Class I) may be purchased without the imposition of any sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the net asset value next calculated after receipt of the purchase order in proper form. The Fund mails you confirmations of all purchases or redemptions of Fund shares.